SUPPLEMENTAL CONSOLIDATED FINANCIAL INFORMATION - Additional consolidated statements of income (Details) - USD ($) $ in Millions	12 Months Ended
	Feb. 02, 2018	Feb. 03, 2017
Interest and other, net:
Investment income, primarily interest	$ 207	$ 102
Gain (loss) on investments, net	72	4
Interest expense	(2,406)	(1,751)
Foreign exchange	(113)	(77)
Debt extinguishment	0	(337)
Other	(113)	(45)
Total interest and other, net	$ (2,353)	$ (2,104)